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                                                                Exhibit 10.(iii)


                          AMENDMENT TO LOAN AGREEMENT
                          ---------------------------

         This amendment to Loan Agreement made at Akron, Ohio as of September 30, 1999 by and among FIRSTMERIT BANK, N.A. ("Bank") and RVM INDUSTRIES, INC.; RAVENS, INC.; SIGNS AND BLANKS, INC.; ALBEX ALUMINUM, INC. ("Borrower").

                                   WITNESSETH

         WHEREAS, the Bank and Borrower have entered into a Loan Agreement dated September 30, 1997, as amended, and;

         WHEREAS, the Bank and the Borrower desire to further amend certain terms of the Loan Agreement;

         NOW THEREFORE, in consideration of the mutual premises herein contained and other valuable consideration, the receipt, and sufficiency of which is hereby acknowledged, the parties hereto agree to amend said Loan Agreement in the following respect and in such respect only:

         1. THE DEFINITION OF BORROWING BASE (PAGE 1) TO BE CHANGED AS FOLLOWS:

            The words "Borrowing Base" mean as determined by Lender from time to time the lesser of (a) $20,000,000.00; or (b) the sum of (i) 82.000% of the aggregate amount of Eligible Accounts, plus (ii) 70.000% of Eligible Ravens Sheet & Plate and Albex Ingot, Billet & Scrap Inventory, plus (iii) 65.000% of the aggregate amount of Eligible Signs and Blanks Raw Material and Albex Material/Extrusions Inventory, plus (iv) 80.000% of the aggregate amount of Eligible Ravens Finished Goods Inventory, plus (v) 55.000% of the aggregate amount of Eligible Signs and Blanks Finished Goods Inventory, plus
            (vi) 50.000% of the aggregate amount of Eligible Ravens Raw Material Inventory with a maximum advance of $11,000,000.00 against Inventory, less (vii) $375,000.00 at 9/30/99, $412,500.00 at
            10/31/99, $450,000.00 at 11/30/99, $37,500.00 at 12/31/99 (provided the Kent IRB 12/99 payment is made), $75,000.00 at 1/31/00, $112,500.00 at 2/28/00, $150,000.00 at 3/31/00, $187,500.00 at
            4/30/00, $225,000.00 at 5/31/00, $262,500.00 at 6/30/00, $300,000.00
            at 7/31/00, $337,500.00 at 8/31/00, $375,000.00 at 9/30/00,
            $412,500.00 at 10/31/00, $450,000.00 at 11/30/00, $37,500.00 at
            12/31/00 (provided the Kent IRB 12/00 payment is made), $75,000.00 at 1/31/01, $112,500.00 at 2/28/01, $150,000.00 at 3/31/01,
            $187,500.00 at 4/30/01, $225,000.00 at 5/31/01, $262,500.00 at
            6/30/01, $300,000.00 at 7/31/01, and $337,500.00 at 8/31/01.


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         2. THE DEFINITION OF EXPIRATION DATE (PAGE 1) TO BE CHANGED AS FOLLOWS:


            The word "Expiration date" means the earlier of AUGUST 31, 2001, or the date of termination of Lender's commitment to lend under this agreement.

         3. THE FINANCIAL COVENANTS AND RATIOS PERTAINING TO CASH FLOW REQUIREMENTS (PAGE 5) TO BE CHANGED AS FOLLOWS:

            Maintain Cash Flow at not less than the following levels: (i) for the period ending 9-30-99 and 12-31-99, 0.8 times the consolidated sum of current maturities of long-term debt paid, plus dividends, plus capital expenditures not funded by term debt or under the Kent IRB; (ii) 1.1 times at 3-31-00; and (iii) 1.2 times at 6-30-00, and quarterly thereafter. This covenant is to be tested quarterly using the accumulated total of the previous four quarters.

         4. THE FINANCIAL COVENANTS AND RATIOS PERTAINING TO TANGIBLE NET WORTH (PAGE 5) TO BE CHANGED AS FOLLOWS:

            Maintain a minimum consolidated Tangible Net Worth of not less than $12,000,000.00 until 3-31-00, then $14,000,000.00 until 3-31-01 then
            $16,000,000.00 thereafter. Tangible Net Worth shall include subordinated debt due from Albex Aluminum, Inc. to Jacob Pollock and Signs and Blanks, Inc. to J. Pollock & Company. This covenant is to be test quarterly.

         This is expressly understood and agreed that all other terms and conditions of the aforesaid Asset Based Loan Agreement shall remain unchanged and in full force and effect and are fully applicable to the amendment made hereby.

         IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed in their respective authorized officers as of the date of first above written.

FIRSTMERIT BANK, N.A.                        RVM INDUSTRIES, INC.

By: /s/Ronald T. Hayes                       By: /s/Jacob Pollock
    -----------------------------                ----------------------------
Title: V.P.                                  Title: C.E.O.
       --------------------------                   -------------------------

                                             RAVENS, INC.

                                             By: /s/Jacob Pollock
                                                 ----------------------------
                                             Title: C.E.O.
                                                    -------------------------



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                                             SIGNS AND BLANKS, INC.

                                             By: /s/Jacob Pollock
                                                 ----------------------------

                                             Title: C.E.O.
                                                    -------------------------


                                             ALBEX ALUMINUM, INC.

                                             By: /s/Jacob Pollock
                                                 ----------------------------

                                             Title: C.E.O.
                                                    -------------------------


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